Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

         I, Barry Tenzer, Chief Executive Officer (principal executive officer) of Motorcars Auto Group Incorporated (the "Registrant"), certify to the best of my knowledge, based upon a review of the Annual report on Form 10-KSB for the year ended December 31, 2002 (the "Report") of the Registrant, that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                      By:/s/ Barry Tenzer
                                                         -----------------------
                                                         Barry Tenzer

                                                      Date: April 23, 2003